Exhibit  10.1
-------------

                              SETTLEMENT AGREEMENT
                              --------------------

          MARYANNE RICHARD, MICHAEL RICHARD, SECURITY BIOMETRICS, INC. AND LIGHTEC COMMUNICATIONS CORP.

     SETTLEMENT AGREEMENT, dated June 4, 2004, by and among MaryAnne Richard ("M.A. Richard") and Michael Richard ("M. Richard"); Security Biometrics, Inc. ("SBTI"), a Nevada corporation; and Lightec Communications Corp. ("Lightec"), a New York corporation.

     WHEREAS, M.A. Richard currently holds 17 million shares of SBTI common stock and a promissory note from SBTI in the principal sum of $1,000,000 (the "Note");

     WHEREAS, M.A. Richard and M. Richard entered into a Standstill Agreement with SBTI and Lightec, dated October 29, 2003 (the "Standstill Agreement");

     WHEREAS,  the  unpaid  balance  of  the  Note is $1,032,421, plus interest;

     WHEREAS, M.A. Richard wants to be paid the $1,032,421 amount now due and owing on the Note and to sell her SBTI common stock;

     WHEREAS, SBTI contends that M.A. Richard may not be entitled to the entire $1,032,421, plus interest, now due and owing on the Note because SBTI believes it may have claims against M.A. Richard and/or M. Richard;

      WHEREAS, SBTI, Lightec, M.A. Richard and M. Richard want to settle their dispute;

     NOW  THEREFORE,  it  is  agreed  as  follows:


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     1.     M.A.  Richard  shall  receive  payments  in  an  aggregate amount of
$1,189,983 and shall (a) transfer 17 million shares of SBTI common stock to a third party designated by SBTI and (b) surrender the Note to SBTI.

     2. SBTI or its designee(s) shall pay the $1,189,983 by July 2, 2004 ("Settlement Date") as follows:

          (a) On or before June 7, 2004, SBTI shall cause to be paid $850,000 by certified check to M.A. Richard.

          (b) On or before the Settlement Date, SBTI shall cause to be wired a payment of the balance of $339,983 to the escrow account of Couch White LLP. Said wire shall be received by Couch White, LLP by 1:00 P.M. Eastern Standard Time on the Settlement Date.

     3.     (a)     Upon  receipt  of  the  certified  check for $850,000 as set forth in subsection 2(a) above, M.A. Richard will hand deliver stock certificates evidencing 17 million shares of SBTI common stock, together with an appropriately executed stock power, to SBTI's counsel at:

                    LeBoeuf,  Lamb,  Greene  &  MacRae  LLP
                    125  West  55th  Street
                    New  York,  New  York  10019


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and shall provide any other documentation reasonably required by SBTI's transfer agent  to  effect  the  transfer  of  such  shares.

          (b) Within two business days following Couch White, LLP's timely receipt of the balance of $339,983 as set forth in subsection 2(b) above, M.A. Richard will deliver the Note by overnight mail to SBTI's counsel to the attention of Pierre de Ravel d'Esclapon, Esq. at the address set forth in subsection 3(a) above.

     4. SBTI has agreed to issue a warrant to M.A. Richard to purchase 8 million shares of SBTI common stock at a price of $.125 per share (exercisable in whole or in part), exercisable for 2 years from the date of issuance; such warrant was issued May 7, 2004 and has been received by M.A. Richard.

     5. Following receipt, as set forth in section 2 above, by Couch White, LLP. of the total payment of $1,189,983, and by SBTI's counsel of the 17 million shares of SBTI common stock and of the Note, SBTI and Lightec, on the one hand, and M.A. Richard and M. Richard, on the other hand, will execute a mutual waiver and release of all claims of any kind whatsoever that each may have against the other in the form annexed hereto. The executed releases shall be exchanged by overnight mail within five business days of Couch White LLP's timely receipt of this total payment of $1,189,983.

     6. If the total payment of $1,189,983 is not received by Couch White, LLP, at or before 1:00 P.M. Eastern Standard Time on the Settlement Date, this Settlement Agreement shall be void without further action, unless M.A. Richard at her sole discretion accepts late payment. If this Settlement Agreement becomes void, M.A. Richard and M. Richard fully retain all their rights including, but not limited to, their rights under (i) the Agreement and Plan of Merger, effective as of March 14, 2002, by and among SBTI, LT Acquisition Corp.


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and  Lightec  Communications  Inc.,  (ii)  the Note, (iii) the letter agreements dated September 4, 2002, and November 6, 2002 with respect to the Note, and (iv) the Standstill Agreement, including the immediate right to bring legal action to recover from SBTI the entire $1,032,421, plus interest, now due and owing on the Note. If this Settlement Agreement becomes void after SBTI has made the $850,000 payment and M.A Richard has delivered 17 million shares of SBTI stock to SBTI's attorney's office: (i) M.A. Richard shall keep the $850,000 payment; (ii) the third party designee of SBTI shall keep the 17 million shares of SBTI stock that SBTI's counsel received from M.A. Richard; and (iii) said $850,000 payment shall constitute the purchase price paid for M.A. Richard's 17 million shares of SBTI stock.

     7. This Settlement Agreement shall be governed by the laws of the State of New York. It cannot be changed orally but only by an agreement in writing signed by the parties to be bound. Any legal action relating to this Settlement Agreement must be brought in the State of New York.

     8. SBTI and Lightec each represent and warrant that this Settlement Agreement has been approved by its Board of Directors.

                    [Signatures appear on the following page]


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     IN  WITNESS  WHEREOF,  the  parties  hereto  have  executed this Settlement
Agreement  as  of  the  day  and  year  first  above  written.



/s/  MaryAnne  Richard
----------------------------------
MaryAnne  Richard


/s/  Michael  Richard
----------------------------------
Michael  Richard



Security  Biometrics,  Inc.


/s/Chris  Farnworth
----------------------------------
By:  Chris  Farnworth
Its:  Vice  President


Lightec  Communications  Corp.


/s/  Chris  Farnworth
----------------------------------
By:  Chris  Farnworth
Its:  Vice  President


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                                                   ANNEX TO SETTLEMENT AGREEMENT

                                 MUTUAL RELEASE
                                 --------------

     TO  ALL  WHOM  THESE  PRESENTS  SHALL  COME  OR  MAY  CONCERN,

KNOW  THAT  -

1.     RELEASE  BY  SECURITY  BIOMETRICS,  INC. AND LIGHTEC COMMUNICATIONS CORP.
       -------------------------------------------------------------------------
SECURITY BIOMETRICS, INC., a Corporation organized under the laws of the State of Nevada; and LIGHTEC COMMUNICATIONS CORP., a Corporation organized under the laws of the State of a New York, each as RELEASOR and each on behalf of itself and its affiliates, successors and assigns, in consideration of the sum of One and no/100 Dollars ($1.00), and other good and valuable consideration, the receipt whereof is hereby acknowledged, releases and discharges MARYANNE RICHARD AND MICHAEL RICHARD, each as RELEASEE, and each RELEASEE's heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants (including covenants not to complete), contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against each RELEASEE each RELEASOR ever had, now has or which it or successors or assigns hereafter can, shall or may have for, upon or by reason of any matter, cause or thing from the beginning of the world to the date of these presents.

2.     RELEASE  BY  MARYANNE  RICHARD AND MICHAEL RICHARD.  MARYANNE RICHARD AND
       --------------------------------------------------
MICHAEL RICHARD, each as RELEASOR and each on behalf of his or her heirs, executors, administrators, successors and assigns, in consideration of the sum of One and no/100 Dollars ($1.00), and other good and valuable consideration, the receipt whereof is hereby acknowledged, releases and discharges SECURITY BIOMETRICS, INC., a Corporation organized under the laws of the State of Nevada; and LIGHTEC COMMUNICATIONS, CORP., a Corporation organized under the laws of the State of a New York, each as RELEASEE, and each RELEASEE's predecessors, successors, affiliates, officers, directors and shareholders and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants (including covenants not to complete), contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against each RELEASEE each RELEASOR ever had, now has or which it or successors or assigns hereafter can, shall or may have for, upon or by reason of any matter, cause or thing from the beginning of the world to the date of these presents.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.


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This  RELEASE  may  not  be  changed  orally.

IN  WITNESS WHEREOF, this RELEASE has been executed as of the 2nd of July, 2004.



SECURITY  BIOMETRICS,  INC.


_________________________________
By:
Its:


LIGHTEC  COMMUNICATIONS,  CORP.


__________________________________
By:
Its:


_________________________________
MaryAnne  Richard


__________________________________

Michael  Richard


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

In  Presence  of



STATE  OF               )
                        )  ss.:
COUNTY  OF              )



     On ___________________, personally appeared before me ____________________, to me known and who being duly sworn, did depose and say that he resides in __________________, State of _________________, that he is the
___________________, of Security Biometrics, Inc., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors.

                              ________________________________________
                              Notary  Public

In  Presence  of



STATE  OF  NEW  YORK     )
                         )  ss.:
COUNTY  OF               )



     On ___________________, personally appeared before me ____________________, to me known and who being duly sworn, did depose and say that he resides in __________________, State of _________________, that he is the
___________________, of Lightec Communications, Corp., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors.

                              ________________________________________
                              Notary  Public

In  Presence  of



STATE  OF               )
                        )  ss.:
COUNTY  OF              )



     On ___________________, personally appeared before me Michael Richard, to me known or otherwise identified to me as the person that executed the foregoing instrument, and who being duly sworn, did depose and say that he resides in __________________, State of _________________ and that he executed the foregoing instrument as his free and voluntary act and deed for the purposes and consideration therein expressed.

                              ________________________________________
                              Notary  Public


In  Presence  of



STATE  OF               )
                        )  ss.:
COUNTY  OF              )

     On ___________________, personally appeared before me MaryAnne Richard, to me known or otherwise identified to me as the person that executed the foregoing instrument, and who being duly sworn, did depose and say that she resides in __________________, State of _________________ and that she executed the foregoing instrument as her free and voluntary act and deed for the purposes and consideration therein expressed.

                              ________________________________________
                              Notary  Public


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